EXHIBIT 4.1

NUMBER                                                                 SHARES

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                    SOUTHWEST BANCORPORATION OF TEXAS, INC.
               Incorporated Under the Laws of the State of Texas

                                                               CUSIP 84476R 10 9
                                                               -----------------
                                                               See Reverse for
                                                             Certain Definitions
                                                                  and Legends
THIS CERTIFIES THAT


Is The Owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF $1.00 PAR VALUE COMMON STOCK OF

                     SOUTHWEST BANCORPORATION OF TEXAS, INC.

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

                    SOUTHWEST BANCORPORATION OF TEXAS, INC.
                                   CORPORATE
                                      SEAL
/s/ DAVID C. FARRIES                 TEXAS                 /s/ WALTER E. JOHNSON
       Secretary                                              Chairman and Chief
                                                               Executive Officer

COUNTERSIGNED:
      AMERICAN SECURITIES TRANSFER & TRUST, INC.
                  P.O. Box 1596
             Denver, Colorado  80201

By _____________________________________________
  Transfer Agent & Registrar Authorized Signature

                    SOUTHWEST BANCORPORATION OF TEXAS, INC.

        THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF BOTH COMMON AND PREFERRED STOCK. A FULL STATEMENT OF ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF BOTH CLASSES AND ANY SERIES THEREOF TO THE EXTENT THAT THEY HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES IS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF THE STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

        THE HOLDER OF THIS CERTIFICATE REPRESENTING SHARES OF COMMON STOCK SHALL HAVE NO PREEMPTIVE RIGHT WHATSOEVER TO ACQUIRE ANY SHARES OR SECURITIES OF ANY CLASS, WHETHER NOW OR HEREAFTER AUTHORIZED, WHICH MAY BE AT ANY TIME ISSUED, SOLD OR OFFERED FOR SALE BY THE CORPORATION, OR WHICH MAY BE HELD IN THE TREASURY OF THE CORPORATION.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM --as tenants in common           UNIF GIFT MIN ACT--     Custodian
 TEN ENT --as tenants by the entireties                      -------------------
 JT TEN  --as joint tenants with right of                      (Cust)    (Minor)
           survivorship and not as tenants
           in common                               under Uniform Gifts to Minors
                                                   Act__________________________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

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For Value Received, ______________________ hereby sell, assign and transfer unto

Please Insert Social Security
or Other Identifying Number
of Assignee
------------------------------
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________________________________________________________________________________
 (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated  ___________________________

                          ______________________________________________________

                          ______________________________________________________
                          NOTICE: THE SIGNATURES(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

____________________________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.